UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2023
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BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
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Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

(408)			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On November 14, 2018, Bloom Energy Corporation (the “Company”) entered into a Preferred Distributor Agreement (“PDA”), as amended, with SK ecoplant Co., Ltd. (“SK ecoplant”) for the marketing and sale of Bloom Energy Servers for the stationary utility and commercial and industrial South Korean power market. On October 23, 2021, the Company and SK ecoplant entered into an Amended and Restated Preferred Distributor Agreement (the “Original ARPDA”), which was amended on September 29, 2023 (the “ARDPA”). On December 21, 2023, the Company and SK ecoplant entered into the Second Amendment to the Amended and Restated Preferred Distributor Agreement (the “Agreement”).

The Agreement extends the initial term of the ARDPA to December 31, 2027 and increases SK ecoplant’s purchase commitments for Bloom Energy products. The Agreement adds a new minimum purchase commitment of 250 megawatts (“MW”). The Agreement also changes the existing take or pay commitment for 2024 to a minimum volume purchase commitment. For the four-year period from January 1, 2024 to December 31, 2027, the total purchase commitment under the Agreement is 500 MW. The purchase commitments are expressed on a quarterly and annual basis. Failure to meet the quarterly purchase commitments or the 500 MW total purchase commitment would constitute an event of default and the Company would be entitled to damages equivalent to its lost profit.

The foregoing summary description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Amended and Restated Preferred Distributor Agreement dated September 29, 2023
10.2†	Second Amendment to the Amended and Restated Preferred Distributor Agreement dated December 21, 2023
99.1	Press release dated December 22, 2023

† Certain confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	December 22, 2023	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary